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                                                                    Exhibit 99.2

                          NOTICE OF GUARANTEED DELIVERY
                      FOR TENDER OF SHARES OF COMMON STOCK

                                       OF

                                  ZENGINE, INC.

                                       TO

                                   MCSi, INC.

                                 IN EXCHANGE FOR
                        0.2259 SHARES OF COMMON STOCK OF
                                   MCSi, INC.
                    (NOT TO BE USED FOR SIGNATURE GUARANTEES)

         As set forth under "The Offer -- Guaranteed Delivery" in the Preliminary Prospectus, dated October 17, 2001 (the "Prospectus"), this Notice of Guaranteed Delivery, or a form substantially equivalent hereto, must be used to accept the Offer (as defined herein) if certificates representing shares of common stock, no par value per share (the "Zengine Shares"), of Zengine Inc., a Delaware corporation, are not immediately available, if the procedure for book-entry transfer cannot be completed prior to the Expiration Date (as described in the Prospectus) or if time will not permit all required documents to reach Registrar & Transfer Company (the "Exchange Agent") prior to the Expiration Date. This form may be delivered by hand, transmitted by facsimile transmission or mailed to the Exchange Agent as described in the Prospectus.

                       THE EXCHANGE AGENT FOR THE OFFER IS:

                          REGISTRAR & TRANSFER COMPANY

            BY MAIL:                 BY OVERNIGHT DELIVERY:              BY HAND DELIVERY:
  Registrar & Transfer Company    Registrar & Transfer Company     Registrar & Transfer Company
        10 Commerce Drive              10 Commerce Drive                 10 Commerce Drive
   Cranford, New Jersey 07016      Cranford, New Jersey 07016       Cranford, New Jersey 07016

            FACSIMILE TRANSMISSION (FOR ELIGIBLE INSTITUTIONS ONLY):

                                 (908) 497-2311)

                 CONFIRM RECEIPT OF FACSIMILE BY TELEPHONE ONLY:

                                 1-800-368-5948

         DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.


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         This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

         Ladies and Gentlemen:

         The undersigned hereby tenders to MCSi, Inc., a Maryland corporation, upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the number of Zengine Shares set forth below, pursuant to the guaranteed delivery procedures set forth in the Prospectus.

Dated:

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Signature(s) of Record Holder(s)
or Authorized Signatory:

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Name(s) of Record Holder(s):

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Address(es):

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Area Code and Telephone Number(s):

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Certificate Numbers (If Available):

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Number of Shares Tendered:

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Account Number(s):

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If Zengine Shares will be tendered by book-entry transfer, please provide the following information:

Name of Tendering Institution

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Depository Account Number

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Transaction Code Number

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                      THE GUARANTEE BELOW MUST BE COMPLETED


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                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a financial institution that is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc., including the Securities Transfer Agent's Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP) or any other "eligible guarantor institution" (as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each of the foregoing, an "Eligible Institution"), guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, certificates representing the Zengine Shares tendered hereby, in proper form for transfer, or confirmation of book-entry transfer of such Zengine Shares into the Exchange Agent's accounts at The Depository Trust Company, in each case with delivery of a properly completed and duly executed Letter of Transmittal (or a properly completed and manually signed facsimile thereof), with any required signature guarantees, or an "Agent's Message" (as defined in the Prospectus) in the case of book-entry transfer, and any other documents required by the Letter of Transmittal, within three (3) Nasdaq National Market trading days of the date hereof.

         The Eligible Institution that completes this form must communicate the guarantee to the Exchange Agent and must deliver the Letter of Transmittal and certificates for Zengine Shares to the Exchange Agent within the time period shown herein. Failure to do so could result in a financial loss to such Eligible Institution.

Name of Firm:

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Address:

--------------------------------------------------------------------------------

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Area Code and
Telephone Number:

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Authorized Signature:

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Title:

--------------------------------------------------------------------------------

Name:

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                            (PLEASE PRINT OR TYPE)


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Dated:

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NOTE: DO NOT SEND CERTIFICATES FOR ZENGINE SHARES WITH THIS NOTICE OF
GUARANTEED DELIVERY. CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF
TRANSMITTAL.





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